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                                                                    Exhibit 99.1

                               [World Gaming Logo]
                       News Release for Immediate Release


PRESS RELEASE

WORLD GAMING PLC -- INTERNATIONAL I-GAMING SOFTWARE AND E-COMMERCE PIONEER PROCEEDS WITH REORGANIZATION


STARNET BECOMES WORLD GAMING PLC, INCORPORATES IN UNITED KINGDOM

ST. JOHN'S, Antigua--(BUSINESS WIRE)--May 29, 2001-- Starnet Communications International Inc., a global pioneer in I-gaming technologies, has become World Gaming plc (NASDAQ OTC: WGMGY), as part of the company's reorganization plans first announced in October of 2000. World Gaming has been incorporated in the United Kingdom, a jurisdiction that strongly supports the I-gaming industry, in order to accelerate expansion into Europe and Asia.

"Today's announcement is only the first step in a corporate reorganization focused on reasserting our position in the international I-gaming industry," said Michael Aymong, World Gaming's new Chief Executive Officer. "Today we are not merely changing logos and stationery -- we are creating an entirely new organization and culture committed to doing all of the things necessary to ensure strong international growth and enhanced shareholder value."

In recent months, the company has taken a number of important steps to improve performance: making reductions in operating costs, improving management and reporting structures, and recruiting a new CEO with a track record of making technology companies thrive in competitive, rapidly evolving markets.

"Management has made clear commitments to sound business practices and leadership, a strong sales and customer focus, and accelerated product development cycles and innovation," said Aymong. "In the coming weeks, we will be announcing a number of key management appointments that will be important to achieving our ambitious goals."

Aymong, a former senior executive with GT Group Telecom, Telus and MetroNet Communications, took on the top job at World Gaming on April 9, 2001.

In connection with the reorganization, World Gaming has obtained United States Securities and Exchange Commission registration of American Depositary Shares evidenced by American Depositary Receipts ("ADR"s) for World Gaming plc. ADRs are negotiable U.S. securities that represent a non-U.S. company's publicly traded equity. Their prices are quoted in U.S. dollars and will settle in the same manner U.S. shares do. The World Gaming ADRs will be traded on NASDAQ:OTC, effective today, just as the Starnet Communications shares have been in the past. In connection with the reorganization, each holder of shares of Starnet will receive one ADR of World Gaming plc, in exchange for each share of Starnet common stock. Stockholders may obtain further information from their broker.

About World Gaming plc

World Gaming plc is a pioneer and leader in I-gaming software and e-commerce technologies. With offices in London, Vancouver, Gibraltar and Antigua, World Gaming is an international developer, licensor and provider of the industry's most comprehensive offering of online gaming products, including casino, sports book and pari-mutuel betting.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The statements contained herein which are not historical fact are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements, including, but not limited to, certain delays in testing, evaluation and deployment of products, fraud occasioned upon licensees of Starnet, regulation of the online gaming industry, and other risks detailed from time to time in Starnet's


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filings with the Securities & Exchange Commission. We assume no responsibility for the accuracy and completeness of these statements and are under no duty to update any of the forward-looking statements contained herein to conform these statements to actual results. This is not an offer to sell or a solicitation of an offer to purchase any securities.

CONTACT:

     Goodman Communications
     Joe Romagnolo, 416/924-9100, ext. 252
     JOE@GOODMANPR.COM